SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   January 13, 2004
                                                ----------------------

                       BestNet Communications Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    001-15482
                             ----------------------
                            (Commission File Number)

            Nevada                                              86-1006416
 ------------------------------                            --------------------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)



                 5075 Cascade Rd. SE, Suite A. Grand Rapids, MI    49546
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                  -----------------



     ITEM 5. OTHER EVENTS.

          BestNet Communications Corp. continues growth in fiscal 2004


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements


                         BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                  November 30,      August 31,
ASSETS                                                                2003            2003
                                                                      ----            ----
                                                                   (UNAUDITED)
Current Assets:
   Cash and cash equivalents                                      $    124,419    $    226,559
   Accounts receivable, less allowance of
      $1,635 and $1,386                                                 80,123          74,360
   Prepaid expenses and other current assets                            84,641          49,080
                                                                  ------------    ------------
      Total current assets                                             289,183         349,999

Property and equipment, net of accumulated
   depreciation of $3,301,103 and $3,142,251                           768,862         909,713
License fee, net of accumulated amortization
   of $5,657,895, and $5,312,368                                     4,016,873       4,362,400
Deposits and other assets                                               53,782          97,038
                                                                  ------------    ------------

          Total assets                                            $  5,128,700       5,719,150
                                                                  ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY


LIABILITIES

Current Liabilities:
   Capital lease obligations, current portion                     $      4,640    $      5,614
   Accounts payable and accrued expenses                               334,765         290,535
   Notes payable, net of discount of $383,904 and $75,248              112,400         589,752
   Deferred revenue                                                     15,969          15,734
                                                                  ------------    ------------
      Total current liabilities                                        467,774         901,635

Long-Term Liabilities:
   Capital lease obligations, long-term portion                          6,866           7,331
                                                                  ------------    ------------
      Total long-term liabilities                                        6,866           7,331
                                                                  ------------    ------------

          Total liabilities                                            474,640         908,966
                                                                  ------------    ------------


STOCKHOLDERS EQUITY

Preferred stock, par value $.001 per share; 10,000,000 shares authorized;
   3,563,593 and 3,563,593 shares issued and outstanding at
November 30, 2003
   and August 31, 2003                                                   3,563           3,563
Common stock, par value $.001 per share; 100,000,000 shares
authorized;
   31,432,415 issued and 29,532,415 outstanding at November 30,
2003; and
   29,948,104 shares issued and 28,048,104 shares outstanding
   at August 31, 2003                                                   31,432          29,948
Additional paid-in capital                                          35,481,035      34,273,690
Accumulated deficit                                                (29,949,970)    (28,585,017)
                                                                  ------------    ------------

                                                                     5,566,060       5,722,184
Less treasury stock, 1,900,000 common shares, at cost                 (912,000)       (912,000)
                                                                  ------------    ------------
          Total stockholders' equity                                 4,654,060       4,810,184
                                                                  ------------    ------------
          Total liabilities and stockholders' equity              $  5,128,700    $  5,719,150
                                                                  ============    ============

            See accompanying notes to condensed consolidated financial statements.




                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE THREE MONTHS ENDED NOVEMBER 30, 2003 AND 2002



                                                         2003            2002
                                                         ----            ----
                                                      (UNAUDITED)     (UNAUDITED)

Revenues                                             $    545,027    $    300,208
                                                     ------------    ------------
Expenses:
   Cost of revenues (exclusive of depreciation and
      amortization shown separately below)                377,697         287,764
   General and administrative expenses                    341,494         707,365
   Depreciation and amortization                          504,379         556,455
                                                     ------------    ------------
          Total expenses                                1,223,570       1,551,584
                                                     ------------    ------------

          Loss from operations                           (678,543)     (1,251,376)
                                                     ------------    ------------

Other income (expense):
   Interest income                                            330             910
   Interest and finance charges                          (146,772)       (188,188)
   Preferred stock conversion penalty                        --           (17,847)
   Conversion expense (See Note 5)                       (541,182)           --
   Other income (expense)                                   1,214          (2,130)
                                                     ------------    ------------

          Total other expense                            (686,410)       (207,255)
                                                     ------------    ------------

          Loss available to common shareholders      $ (1,364,953)     (1,458,631)
                                                     ============    ------------

Loss per common share, basic and diluted             $       (.05)   $       (.08)
                                                     ------------    ------------

Weighted average number of shares outstanding,
   basic and diluted                                   28,408,756      18,399,469
                                                     ============    ============


     See accompanying notes to condensed consolidated financial statements.




                         BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE THREE MONTHS ENDED NOVEMBER 30, 2003 AND 2002

                                                                      2003            2002
                                                                      ----            ----
                                                                   (UNAUDITED)    (UNAUDITED)
Operating activities:
   Loss from operations                                           $(1,364,953)   $(1,458,631)

Adjustments to reconcile net loss to net cash used in operating activities:

   Depreciation and amortization                                      504,379        556,455
   Non-cash transactions                                              677,526        235,148
   Changes in assets and liabilities:
      Accounts receivable                                              (5,763)        10,649
      Prepaid expenses and other current assets                        32,439        (68,022)
      Deposits and other assets                                        43,256        (21,800)
      Accounts payable and accrued expenses                            46,877         (7,379)
      Deferred revenue                                                    235         (1,011)
                                                                  -----------    -----------

          Net cash used in operating activities                       (66,004)      (754,591)
                                                                  -----------    -----------

Investing activities:
   Purchase of property and equipment                                 (18,001)       (23,527)
   Cash received for certificate of deposit                              --           22,773
                                                                  -----------    -----------

          Net cash used in investing activities                       (18,001)          (754)
                                                                  -----------    -----------

Financing activities:
   Proceeds from issuance of notes payable                               --          721,250
   Repayment of notes payable                                         (16,696)       (13,800)
   Principal payments on capital lease obligation                      (1,439)          --
   Proceeds from exercise of stock options                               --           28,251
   Proceeds from the sale of common stock                                --             --
                                                                  -----------    -----------

          Net cash provided by (used in) financing activities         (18,135)       735,701
                                                                  -----------    -----------

          Net decrease in cash                                       (102,140)       (19,644)

Cash and cash equivalents, beginning of period                        226,559        351,784
                                                                  -----------    -----------

Cash and cash equivalents, end of period                          $   124,419    $   332,140
                                                                  ===========    ===========


            See accompanying notes to condensed consolidated financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (CONTINUED)

     (c) Exhibits:

         Exhibits              Title

          99 Press release, issued by BestNet Communications Corporation Dated January 13, 2004

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Robert A. Blanchard
                                               --------------------------------
                                                      Robert A. Blanchard
                                                      Chief Executive Officer

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Principal Accounting
                                                      Officer


      Date:  January 16, 2004